Investment accounted for using the equity method	12 Months Ended
Dec. 31, 2023
Investments accounted for using equity method [abstract]
Investment Accounted for Using the Equity Method
18.
Investment accounted for using the equity method

As at December 31, 2022 the Company held a 34% ownership in Coinsquare (December 31, 2021 - 39%), a digital asset trading platform, which was accounted for using the equity method in the consolidated financial statements. As a result, the Company would record its share of the investee’s gain or loss, as well as any gains or losses arising from the dilution of its ownership interest in Coinsquare, into the consolidated statements of operations and comprehensive income (loss).

In October 2022, Coinsquare’s subsidiary, Coinsquare Capital Markets Ltd (“CCML”), was admitted to IIROC which resulted in the obligatory conversion of certain convertible debentures issued by Coinsquare, resulting in dilution of Mogo's interest in associate while recording a net gain of $2,927 from the release of liability. Additionally, during the year ended December 31, 2022, the Company had identified indicators of impairment related to the Company’s investment in Coinsquare, resulting in an estimated recoverable amount of $24,989 as at December 31, 2022.

The following table summarizes the Company's investment accounted for using the equity method as at December 31, 2023 and December 31, 2022:

	As at
	December 31, 2023	December 31, 2022	December 31, 2021
Balance, beginning of the period	24,989	103,821	—
Additions
Initial investments in Coinsquare	—	—	45,026
Step up investments in Coinsquare	—	—	59,073
Share of loss in investment accounted for using the equity method:
Share of investee's loss	(2,972)	(23,496)	(278)
Gain from dilution of interest in associate	—	2,927	—
Impairment	(5,295)	(58,263)	—
Revaluation gain	97	—	—
Distributions received	(731)	—	—
Transfer to investments measured at FVTPL	(16,088)	—	—
Balance, end of the period	—	24,989	103,821

On July 10, 2023, Coinsquare, WonderFi Technologies Inc. ("WonderFi") and CoinSmart Financial Inc. ("CoinSmart") completed a business combination to merge their respective businesses. Before the execution of the WonderFi Transaction, Mogo received 1,353,770 shares of FRNT Financial Inc and 89,429 shares of Mogo from Coinsquare. As part of the transaction, Mogo exchanged its 12,518,473 shares in Coinsquare for 86,962,640 shares of WonderFi. Immediately prior to the transaction Mogo owned 34% of Coinsquare. Following the closing of the transaction, Mogo owns approximately 14% of the combined company, which is traded on the TSX under the ticker WNDR.TO

As a result of Mogo’s ownership interest in WonderFi dropping below 20%, the Company no longer has significant influence over its investment such that it has changed the classification of its investment from investment in associate accounted for using the equity method, to investment measured at fair value through profit and loss. Furthermore, MogoTrade Inc. ("MTI") is no longer responsible for guaranteeing Coinsquare Capital Markets Ltd's obligations to its clients up to the amount of MTI's regulatory capital.

For the year ended December 31, 2023, the consolidated statements of operations and comprehensive income (loss) have included all amounts relating to the investment accounted for using the equity method in one line item called share of loss in investment accounted for using the equity method. Prior year presentation has been adjusted to reflect this change in presentation.